UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 3, 2015

GOLDEN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-4339	63-0250005
(State or other jurisdiction of	(Commission File Number)	(IRS Employer ID No.)
incorporation)

One Golden Flake Drive, Birmingham, Alabama		35205
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (205) 458-7316

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

Direct Share Buyback

On January 28, 2015 Golden Enterprises Inc. (the “Company”), upon approval of its Board of Directors, entered into a privately negotiated purchase agreement (the “Agreement”) with Mason Capital Management, LLC (“Mason”) for the purchase of Mason’s holding of Company common stock. Pursuant to the terms of the Agreement, the Company has purchased 440,875 shares, which represented approximately 3.76% of the Company’s issued and outstanding common stock at a total price of $2,204,375.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2015

GOLDEN ENTERPRISES, INC.

By:	/s/ Patty Townsend
Patty Townsend
Vice President, CFO & Secretary

Exhibit Index

Exhibit No.	Description

10.27	Copy of Stock Purchase Agreement